UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 28, 2006

(Date of Report and Date of earliest event reported)

INTERNATIONAL PAPER COMPANY

(Exact name of registrant as specified in its charter)

NEW YORK	1-3157	13-0872805
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 Poplar Avenue

Memphis, Tennessee

(Address and zip code of principal executive offices)

(901) 419-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

This Current Report on Form 8-K is being filed to update the historical financial statements included in International Paper Company’s Annual Report on Form 10-K for the year ended December 31, 2005, as amended by Form 10-K/A and updated by the Current Report on Form 8-K dated August 14, 2006 (the “2005 Form 10-K”) to reflect that the Company’s Brazilian Coated Papers business is now being treated as a discontinued operation.

During the third quarter of 2006, in connection with the evaluation of strategic options for certain businesses under its previously announced Transformation Plan, the Company completed the sale of its Brazilian Coated Papers business and determined that the accounting requirements under Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (“SFAS No. 144”) as a discontinued operation were met. Accordingly, the operating results of the Brazilian Coated Papers business were classified as a discontinued operation in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2006.

The Company is filing this Current Report on Form 8-K to reflect the impact of this reclassification as a discontinued operation on previously issued financial statements. This permits the Company to incorporate these financial statements by reference in SEC filings and other offering documents not filed with the SEC.

This reclassification of the Brazilian Coated Papers business from continuing operations to discontinued operations, and the associated reclassification of its assets and liabilities as held for sale, is set forth below in the various sections of the Company’s 2005 Form 10-K. These sections have not otherwise been updated for events occurring after the filing date of the 2005 Form 10-K.

•	Part II, Item 6. Selected Financial Data;

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;

•	Part II, Item 7A. Quantitative and Qualitative Disclosures About Market Risk;

•	Part II, Item 8. Financial Statements and Supplementary Data; and

•	Part IV, Item 15. Exhibits, Financial Statement Schedules, Schedule II – Valuation and Qualifying Accounts.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit 23.1:	Consent of Independent Registered Public Accounting Firm.

Exhibit 99.1:	Updated Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Financial Statements and Supplementary Data and Schedule II—Valuation and Qualifying Accounts for the years ended December 31, 2005, 2004 and 2003.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL PAPER COMPANY (Registrant)

By:	/S/ MAURA A. SMITH
Name:	Maura A. Smith
Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: November 28, 2006

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EXHIBIT INDEX

Exhibit 23.1:	Consent of Independent Registered Public Accounting Firm.

Exhibit 99.1:	Updated Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Financial Statements and Supplementary Data and Schedule II—Valuation and Qualifying Accounts for the years ended December 31, 2005, 2004 and 2003.

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